FIRST QUARTER REPORT

DECEMBER 31, 2007

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2008 First Quarter Report

President's Letter	1

Summary Information	2

Commentary on The Oakmark and Oakmark Select Funds	4

The Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	7

The Oakmark Select Fund

Letter from the Portfolio Managers	11

Schedule of Investments	12

The Oakmark Equity and Income Fund

Letter from the Portfolio Managers	14

Schedule of Investments	16

The Oakmark Global Fund

Letter from the Portfolio Managers	21

Global Diversification Chart	23

Schedule of Investments	24

The Oakmark Global Select Fund

Letter from the Portfolio Managers	29

Global Diversification Chart	31

Schedule of Investments	32

Commentary on The International and International Small Cap Funds	35

The Oakmark International Fund

Letter from the Portfolio Manager	36

International Diversification Chart	38

Schedule of Investments	39

The Oakmark International Small Cap Fund

Letter from the Portfolio Managers	44

International Diversification Chart	46

Schedule of Investments	47

Oakmark Philosophy and Process	54

The Oakmark Glossary	55

Trustees and Officers	57

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Domestic and international stock markets were weak in the fourth quarter. While most of the broader market indexes ended the full year with positive returns, 2007 was a volatile and emotional year for the market, and most of our Funds experienced their first negative return year in some time. While it is easy to be distracted by short-term swings, we still remain intently focused upon our primary goal: buying undervalued stocks that help our clients meet their long-term investment goals.

Macro-Events and Micro-Opportunities

The unwinding of the credit cycle, which we anticipated in recent letters, hit the world's markets with a vengeance in the fourth quarter. The market has rapidly corrected the pervasive underpricing of risk in the residential mortgage, credit card, LBO (leveraged buyout), and commercial paper markets. Given the length of the recent lending excesses and the extent of the credit-driven boom, logic suggests that markets will remain volatile for the near-term and that some sectors of the credit markets, such as commercial real estate mortgages and high yield bonds, will see further corrections. Logic also suggests that a correction of this magnitude—particularly in housing—will slow economic growth.

The macro-events of the past several months have destroyed huge amounts of business value at many companies, which has caused their stock prices to plummet in line with the decline in value. With our focus on "micro-level" or bottom up research, we note that many fundamentally solid businesses have also suffered large stock price declines—declines that far outstrip the impact of a slower growth economy or other macro-events. With these changes, the price-to-value discount for our existing portfolio holdings has widened, and we are finding many more attractive new investment ideas. While the market's recent weakness may cause our investors some concern, we encourage shareholders to consider adding to holdings when markets provide a chance to buy at greater discounts to value.

Oakmark International and Oakmark International Small Cap Funds Reopen

On January 2, 2008, The Oakmark International and Oakmark International Small Cap Funds re-opened to new investors. The two Funds closed to new shareholders in 2003 and 2002, respectively, when we believed that high levels of purchases threatened our ability to successfully invest cash inflows. With the recent weakness in international markets, investor interest has weakened. Re-opening the Funds to new investors will help to restore the balance between purchases and sales, and will allow us to capitalize upon the growing list of attractively priced international stocks.

Personal Investments in the Funds

At Oakmark, we believe that a focus on management share ownership is an important component of a successful investment strategy. We believe that managers that tie their personal wealth directly to their company's stock—on both the upside and the downside—will focus more intently on growing long-term shareholder value. We also believe that management is in a better position than most outside investors to understand the value of their business. For this reason, we regard significant management share purchases as a positive signal about value.

We believe these statements are true for the companies that we invest in, as well as for the mutual funds that we manage. We therefore encourage our investment team and other employees to invest in The Oakmark Funds. Significant ownership of Oakmark shares—not just by Fund portfolio managers and analysts but by all levels of employees at the Fund and its adviser (including Fund officers, senior management, trustees and others)—demonstrates our responsibility, focus, and commitment.

Each year, we report the level of our Fund ownership to shareholders. In this regard, we are pleased to announce that as of December 31, 2007, the employees of the Funds' adviser, Harris Associates L.P., the Funds' officers, its trustees, and their families have over $245 million invested in The Oakmark Funds. While the values of most of our Funds declined last year, this level is higher than our holdings at the beginning of the year and reflects significant new purchases of Fund shares. For those particularly interested in portfolio manager holdings, every Fund manager continues to own at least $1 million of each Fund that he manages.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President of The Oakmark Funds
President and CEO of Harris Associates L.P.

December 31, 2007

THE OAKMARK FUNDS

Summary Information

Performance for Periods Ended December 31, 2007[1]	The Oakmark Fund—Class I (OAKMX)	The Oakmark Select Fund—Class I (OAKLX)	The Oakmark Equity and Income Fund—Class I (OAKBX)	The Oakmark Global Fund—Class I (OAKGX)	The Oakmark Global Select Fund—Class I (OAKWX)	The Oakmark International Fund—Class I (OAKIX)	The Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-6.41%	-12.92%	1.08%	-3.38%	-8.22%	-4.78%	-9.52%
1 Year	-3.64%	-14.04%	11.97%	7.33%	-1.16%	-0.51%	-8.33%
Average Annual Total Return for:
3 Year	3.99%	0.79%	10.46%	14.70%	N/A	14.03%	14.46%
5 Year	9.51%	7.70%	12.88%	21.06%	N/A	19.51%	24.13%
10 Year	5.17%	10.35%	11.89%	N/A	N/A	11.94%	17.07%
Since inception	14.30% (8/5/91)	14.95% (11/1/96)	13.36% (11/1/95)	16.19% (8/4/99)	5.31% (10/2/06)	12.72% (9/30/92)	13.49% (11/1/95)
Top Five Equity Holdings as of December 31, 2007[2] Company and % of Total Net Assets	Yum! Brands, Inc. 3.3% Viacom, Inc.- Class B 2.6% Best Buy Co., Inc. 2.6% Intel Corporation 2.5% Texas Instruments Incorporated 2.5%	Yum! Brands, Inc. 8.5% Washington Mutual, Inc. 7.7% H&R Block, Inc. 6.8% Discovery Holding Company, Class A 6.3% Viacom, Inc.- Class B 5.3%	XTO Energy, Inc. 4.9% Nestle SA 3.3% General Dynamics Corporation 3.0% Apache Corporation 3.0% CVS Caremark Corporation 2.9%	Daiwa Securities Group Inc. 4.0% UBS AG 3.6% XTO Energy, Inc. 3.6% GlaxoSmithKline plc 3.6% Neopost SA 3.5%	Adecco SA 7.1% GlaxoSmithKline plc 6.5% Novartis AG 6.2% Rohm Company Limited 6.1% Daiwa Securities Group Inc. 6.0%	Credit Suisse Group 4.5% GlaxoSmithKline plc 4.2% UBS AG 3.9% Daiwa Securities Group Inc. 3.5% Bayerische Motoren Werke (BMW) AG 3.4%	MLP AG 5.0% Neopost SA 4.2% Enodis plc 3.6% M6 Metropole Television 3.5% Vitec Group plc 3.5%
Sector Allocation as of December 31, 2007 Sector and % of Market Value	Consumer Discretionary 36.9% Information Technology 14.3% Financials 13.9% Consumer Staples 13.5% Health Care 11.1% Industrials 6.9% Energy 1.7% Telecommunication Services 1.7%	Consumer Discretionary 54.2% Information Technology 20.5% Financials 13.0% Health Care 9.7% Industrials 2.6%	U.S. Government
Securities 40.0%
Energy 13.7%
Consumer Staples 13.5%
Consumer
Discretionary 12.0%
Industrials 9.4%
Health Care 6.5%
Financials 3.3%
Information
Technology 0.9%
Foreign Government
Securities 0.5%
			Materials 0.2%	Consumer Discretionary 23.2% Information Technology 21.6% Health Care 18.2% Financials 16.7% Consumer Staples 7.7% Industrials 6.4% Energy 6.2% Consumer	Discretionary 32.6% Financials 22.4% Health Care 18.1% Information Technology 16.2% Industrials 7.4% Consumer Staples 3.3%	Financials 36.4% Consumer Discretionary 28.8% Information Technology 12.9% Industrials 9.4% Health Care 7.8% Consumer Staples 4.7%	Consumer Discretionary 32.1% Industrials 24.7% Financials 15.7% Information Technology 15.6% Consumer Staples 6.0% Health Care 4.1% Materials 1.8%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

As of 9/30/07, the expense ratio was 1.01% for The Oakmark Fund, 0.97% for The Oakmark Select Fund, 0.83% for The Oakmark Equity and Income Fund, 1.13% for The Oakmark Global Fund, 1.31% for The Oakmark Global Select Fund, 1.05% for The Oakmark International Fund and 1.34% for The Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

In previous reports we've written about the great investor Michael Steinhardt. Michael ran a hedge fund back when the term "hedge fund" was unknown outside of the investment profession. As both a great stock picker and macro thinker, Steinhardt used the freedom to go long or short stocks, bonds, or currencies to amass an amazing record for Steinhardt Partners LP over its 28 years of life from 1967 to 1995.

One of our founding partners is friends with Michael, and that gave us exposure to his investment process. As a result, some of Michael's tactics influenced the development of our investment process. Steinhardt was well-known for inviting to lunch the most bullish and the most bearish Wall Street analysts who covered a given stock that he owned. He would then listen to them argue in order to help him decide whether or not he would continue to own the stock. This technique provided the basis for our own Devil's Advocate reviews, in which an analyst is responsible for compiling and presenting the negative case against a stock we already own.

Steinhardt also held the belief that a stock recommendation should be elegant in its simplicity. In his book No Bull—My Life In and Out of Markets3 he states that an analyst "should be able to tell me in two minutes, four things: 1- the idea; 2- the consensus view; 3- his variant perception; and 4- a trigger event." We, too, have preferred highly focused reports from our analysts. They tend to be only a couple of pages long, but fully explain what matters to us: why we believe the stock is undervalued, why we believe the business value is likely to grow, and why we believe we should have confidence in management.

Perhaps Steinhardt's most interesting tactic was selling his entire portfolio when he was frustrated with his performance. As he explained: "I did not think we were in sync with the market, and while there were various degrees of conviction on individual securities, I concluded we would be better off with a clean slate.... In an instant, I would have a clean position sheet. Sometimes it felt refreshing to start over, all in cash, and build a portfolio of names that represented our strongest convictions and cut us free from wishy-washy holdings." Our desire at Oakmark to defer taxable gains compels us to use this technique only as a hypothetical exercise, but I still find the thought process very helpful.

Obviously we were out-of-sync in the second half of 2007. So let's forget the current holdings, forget our analysts' recommendations and start with the very basics. Our investment approach is centered on the belief that one can estimate the intrinsic value of a stock by making long-term projections about that company. Further, we believe that many investors will become too emotional and sell price-indiscriminately when they are fearful, and buy indiscriminately when they are greedy. Finally, we believe that emotionally-driven price swings are so large, that despite the lack of precision in intrinsic-value estimates, a disciplined long-term investor can take advantage of this volatility.

So we ask ourselves, where are we now seeing fear, and where are we seeing greed? A value investor we respect, who has also had a tough year, Rich Pzena, stated in a recent Barron's interview that "...the most common question we get from clients in any market environment is 'don't you read the paper?'"4 We frequently get the same question in shareholder e-mails. In general, we have found that by the time news stories are prevalent, it is too late to invest, and often, such stories are contrary indicators. It is no surprise where the media's attention was focused at year-end. Our local paper, the Chicago Tribune, ran a year-in-review story ranking the year's top 10 national stories. Can you guess number one? "The housing market suffered its worst slump since the depression and foreclosures soared as the collapse of the subprime mortgage market rattled banks around the world." And number two? "Petroleum prices, which traded as low as $50 a barrel in January, spiked past $98 in November."5

We believe we see greed in those who have been successfully betting on commodities. Partly due to the weak dollar, businesses that benefit from higher commodity prices, exports from the U.S., or non-U.S. based income streams have performed exceptionally well, and those who are invested in such businesses now depend on that continuing. At the other extreme, fear of a bigger housing meltdown has caused weak performance in home-builders, retailers and financials. The question for these depressed stocks is no longer whether business conditions will get worse, but rather, will they ever get better. It shouldn't surprise you that many of our holdings and most of our analysts' new ideas have come from these miserably performing industries. That's what we always do. When the media and the market become so focused on recent negative trends, we often see an opportunity to invest. Though it is certainly

THE OAKMARK AND OAKMARK SELECT FUNDS

possible that current trends will persist, we believe that economic pressures almost always work toward ending—and often reversing—existing trends.

Our problem in the second half of 2007 was, having done this clean slate exercise six months ago, we had identified the same groups as being depressed and the same groups as being inflated. The business fundamental trends persisted, and the stock price performance—good and bad—amplified those trends. In fact, the second half of 2007 was an extremely powerful momentum market, an environment that is always challenging for value investors. In most times, investing based only on recent price moves, either up or down, doesn't create meaningful outperformance. In 2007, however, it was the most important factor. Imagine on June 30, 2007 creating two portfolios: for the first, equal weighting the fifty S&P 5006 companies that went up the most in the first half of the year, and for the second, equal weighting the fifty worst performers. In most years, the subsequent price performance differential of those two portfolios has been trivial. In 2007, however, the portfolio of winners kept winning, and the losers kept losing, creating a 30 percentage point spread (up 6% versus down 24%) between the two portfolios over the second half of the year. It's not that we seek out underperformers. However, to purchase only stocks that sell at large discounts to value, we often buy stocks that have recently fallen in price. We don't use a rear-view mirror method to select our stocks, and this has served us well for a long time. The last six months, however, was one of those rare periods when the view out of the windshield was the same as the one in the rear-view mirror.

We like our current portfolios. We don't like how the stocks have recently performed, but we like the long-term positioning of the businesses in which we have invested. We think it is highly likely that when reviews of 2008's most important business stories are written, they will lead with something other than more mortgage meltdown and further skyrocketing of oil prices. What usually happens is that suffering industries begin to recover, the next crisis comes from somewhere least expected, and the cycle of creating new investment opportunities starts anew. We have no reason to believe it will be different this time.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

December 31, 2007

THE OAKMARK AND OAKMARK SELECT FUNDS

THE OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/07) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX6 (UNAUDITED)

		Average Annual Total Returns
		(as of 12/31/07)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-6.41%	-3.64%	9.51%	5.17%	14.30%
S&P 500	-3.33%	5.49%	12.83%	5.91%	10.67%
Dow Jones Average[7]	-3.91%	6.41%	11.72%	7.20%	11.84%
Lipper Large Cap Value Index[8]	-4.67%	2.48%	13.05%	6.12%	10.43%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 1.01%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The fiscal year for The Oakmark Fund got off to a disappointing start with the Fund losing 6% of its value while the S&P 500 lost only half that much. The explanation of why that happened reads like a repeat of the prior quarter. Our strongest contributors were two stocks that had been performing well and continued to do so—McDonald's and YUM Brands. Both companies consistently posted strong operating results. McDonalds maintained good growth in U.S. same-store-sales, as well as good growth outside the U.S. (albeit currency assisted). YUM Brands furthered its lead over restaurant competitors in China with new store openings and good same-store-sales growth. Using a purchasing power comparison, we conclude that the Chinese Yuan, unlike most foreign currencies, is undervalued versus the dollar. Because of that, we believe that YUM Brands is one of very few US based businesses that will continue to benefit from currency translation gains.

Looking at the stocks we owned that declined, the biggest losers were Washington Mutual, Citigroup and MGIC. All continued to suffer from the decline in housing prices and the resultant increase in mortgage delinquencies. Washington Mutual owns mortgages, Citigroup owns low quality tranches of mortgage backed securities, and MGIC insures mortgage holders against large losses. After reassessing all three holdings based on both new fundamental information and lower stock prices, we concluded that MGIC did not present as favorable a risk-return profile as our other holdings did, so we eliminated the position. During the quarter we also sold DirecTV and Coca-Cola after they reached our price targets.

Comcast Corp (CMCSK - $18)

Our only new addition to the portfolio was Comcast, the largest cable TV provider. We had previously owned Comcast, and sold it less than a year ago after it had achieved our price target. From its 2007 peak price of $30, Comcast stock subsequently declined by 40% despite achieving double-digit growth in EBITDA. Comcast is now priced at about six times projected 2008 EBITDA, its lowest multiple in a decade. We believe that the cable business still has growth opportunities in video and has the opportunity for significant market share gains in telephony and Internet access. Further, Comcast management is viewed as the best in the industry, and we share that favorable assessment of them.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

December 31, 2007

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—94.8%
Apparel Retail—1.8%
Limited Brands	4,628,047	$87,608,930
Broadcasting & Cable TV—4.4%
Liberty Media Holding Corporation - Capital, Class A (a)	999,670	$116,451,558
Comcast Corporation, Class A (a)	3,486,000	63,166,320
Discovery Holding Company, Class A (a)	1,540,140	38,719,120
		218,336,998
Catalog Retail—1.4%
Liberty Media Holding Corporation - Interactive, Class A (a)	3,699,850	$70,593,138
Computer & Electronics Retail—2.6%
Best Buy Co., Inc.	2,419,400	$127,381,410
Department Stores—1.8%
Kohl's Corporation (a)	1,950,000	$89,310,000
Home Improvement Retail—1.7%
The Home Depot, Inc.	3,181,500	$85,709,610
Homebuilding—0.7%
Pulte Homes, Inc.	3,492,200	$36,807,788
Household Appliances—1.9%
The Black & Decker Corporation	1,350,000	$94,027,500
Housewares & Specialties—2.0%
Fortune Brands, Inc.	1,350,000	$97,686,000
Motorcycle Manufacturers—1.9%
Harley-Davidson, Inc.	2,000,000	$93,420,000
Movies & Entertainment—7.2%
Viacom, Inc., Class B (a)	2,939,745	$129,113,600
Time Warner, Inc.	7,447,700	122,961,527
The Walt Disney Company	3,300,000	106,524,000
		358,599,127
Restaurants—5.7%
Yum! Brands, Inc.	4,264,000	$163,183,280
McDonald's Corporation	1,994,000	117,466,540
		280,649,820
Specialized Consumer Services—2.0%
H&R Block, Inc.	5,358,600	$99,509,202

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—94.8% (cont.)
Brewers—4.6%
Anheuser-Busch Companies, Inc.	2,250,000	$117,765,000
InBev NV (b)	1,350,000	112,312,372
		230,077,372
Distillers & Vintners—2.2%
Diageo Plc (c)	1,271,000	$109,089,930
Hypermarkets & Super Centers—1.9%
Wal-Mart Stores, Inc.	2,000,000	$95,060,000
Packaged Foods & Meats—4.0%
H.J. Heinz Company	2,150,000	$100,362,000
General Mills, Inc.	1,756,000	100,092,000
		200,454,000
Integrated Oil & Gas—1.6%
ConocoPhillips	900,373	$79,502,936
Asset Management & Custody Banks—1.8%
Bank of New York Mellon Corporation	1,839,630	$89,700,359
Consumer Finance—2.2%
Capital One Financial Corporation	2,328,000	$110,021,280
Diversified Banks—2.2%
U.S. Bancorp	3,450,000	$109,503,000
Life & Health Insurance—2.0%
AFLAC Incorporated	1,567,000	$98,141,210
Other Diversified Financial Services—3.2%
JPMorgan Chase & Co.	2,700,000	$117,855,000
Citigroup, Inc.	1,400,000	41,216,000
		159,071,000
Thrifts & Mortgage Finance—1.8%
Washington Mutual, Inc.	6,637,300	$90,333,653
Health Care Equipment—3.7%
Medtronic, Inc.	1,850,000	$92,999,500
Baxter International, Inc.	1,050,000	60,952,500
Covidien Limited	639,500	28,323,455
		182,275,455

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—94.8% (cont.)
Pharmaceuticals—6.8%
Bristol-Myers Squibb Company	4,400,000	$116,688,000
Schering-Plough Corporation	4,260,200	113,491,728
Abbott Laboratories	1,937,300	108,779,395
		338,959,123
Aerospace & Defense—3.2%
Raytheon Company	1,350,000	$81,945,000
Honeywell International, Inc.	1,250,000	76,962,500
		158,907,500
Air Freight & Logistics—1.3%
FedEx Corp.	750,000	$66,877,500
Building Products—1.5%
Masco Corporation	3,433,000	$74,187,130
Industrial Conglomerates—0.5%
Tyco International, Ltd.	639,500	$25,356,175
Computer Hardware—5.1%
Dell Inc. (a)	4,100,000	$100,491,000
Hewlett-Packard Company	1,825,000	92,126,000
Sun Microsystems, Inc. (a)	3,442,500	62,412,525
		255,029,525
Data Processing & Outsourced Services—1.3%
Western Union Company	2,575,000	$62,521,000
Electronic Manufacturing Services—0.5%
Tyco Electronics, Ltd.	639,500	$23,744,635
Office Electronics—1.7%
Xerox Corporation	5,272,400	$85,360,156
Semiconductors—5.0%
Intel Corporation	4,700,000	$125,302,000
Texas Instruments Incorporated	3,700,000	123,580,000
		248,882,000
Wireless Telecommunication Services—1.6%
Sprint Nextel Corporation	5,903,000	$77,506,390
Total Common Stocks (Cost: $3,603,963,498)		4,710,200,852

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—5.2%
U.S. Government Agencies—1.0%
Federal Home Loan Mortgage Corp., 4.28% due 1/3/2008	$50,000,000	$49,988,111
Total U.S. Government Agencies (Cost: $49,988,111)		49,988,111
Repurchase Agreement—4.2%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $207,425,308, collateralized by Federal National Mortgage Association Bonds, with rates of 5.165% - 5.633%, with maturities from 5/25/2036 - 8/1/2037 and with an aggregate market value plus accrued interest of $217,749,910	$207,379,224	$207,379,224
Total Repurchase Agreement (Cost: $207,379,224)		207,379,224
Total Short Term Investments (Cost: $257,367,335)		257,367,335
Total Investments (Cost $3,861,330,833)—100.0%		$4,967,568,187
Other Liabilities In Excess Of Other Assets—(0.0)%		(2,289,595)
Total Net Assets—100%		$4,965,278,592

(a) Non-income producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depositary Receipt.

THE OAKMARK FUND

THE OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/07) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX6 (UNAUDITED)

		Average Annual Total Returns
		(as of 12/31/07)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-12.92%	-14.04%	7.70%	10.35%	14.95%
S&P 500	-3.33%	5.49%	12.83%	5.91%	8.56%
Lipper Multi-Cap Value Index[9]	-5.73%	-1.04%	13.45%	6.85%	9.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 0.97%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund declined in value by 13% in the quarter, significantly more than the decrease in the S&P 500. By far the biggest contributor to that loss was the decline in Washington Mutual. Last month we e-mailed a special letter discussing the Fund's performance, and specifically our decision to continue holding Washington Mutual. That letter is available on the Oakmark.com website. Had we not owned Washington Mutual, the Fund would still have shown a loss for the quarter. Other important contributors to that loss were Sprint Nextel, IMS International and Pulte Homes. With a large loss in Pulte, we decided to take our tax-loss and revisit the position at a later date. We also sold Sprint, believing that money could be put to better use in Comcast. Our rationale for buying Comcast is given in The Oakmark Fund letter, but in short, we sold what we believe is a weaker business to purchase a leading company whose stock had behaved just as poorly, and also captured our tax-loss. IMS International reported slower growth than the market was expecting and gave back a portion of the gain we had achieved in that holding. We believe that IMS will soon return to a more normal growth level, and therefore believe the stock warrants continued inclusion in the portfolio.

Despite the decline in value, there were bright spots. Four stocks posted double-digit gains. YUM Brands and McDonalds, two of the prior quarter's best performers, were our most positive contributors. We continue to hold both stocks but have trimmed our positions to make room for larger weightings of stocks we believe have become more attractively priced. Western Union posted improved results after passing the anniversary of restrictions that the state of Arizona had imposed on their U.S.–to-Mexico money transfers. Viacom continued to show good results in their cable networks led by Nickelodeon, the most watched channel on cable.

The decline in Washington Mutual dropped it from our largest to second largest holding. The reason we did not restore Washington Mutual to its prior weighting was that our assessment of its company-specific risk has increased. We are not shying away from controversial holdings. As a value investor, most of what we own is controversial. Oakmark Select has owned numerous holdings that at times had very large portfolio weightings. Though not all have worked as we anticipated, we believe these holdings have been beneficial to the Fund. When we again identify specific stocks that we believe have unusually favorable risk-reward profiles compared to the rest of our holdings, we will not hesitate to take large positions.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

December 31, 2007

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—96.0%
Apparel Retail—4.4%
Limited Brands	9,280,981	$175,688,970
Broadcasting & Cable TV—9.8%
Discovery Holding Company, Class A (a)	10,109,500	$254,152,830
Comcast Corporation, Class A (a)	7,788,600	141,129,432
		395,282,262
Catalog Retail—5.0%
Liberty Media Holding Corporation - Interactive, Class A (a)	10,450,000	$199,386,000
Home Improvement Retail—2.7%
The Home Depot, Inc.	4,100,000	$110,454,000
Movies & Entertainment—10.3%
Viacom, Inc., Class B (a)	4,875,000	$214,110,000
Time Warner, Inc.	12,217,000	201,702,670
		415,812,670
Restaurants—13.1%
Yum! Brands, Inc.	8,915,000	$341,177,050
McDonald's Corporation	3,128,000	184,270,480
		525,447,530
Specialized Consumer Services—6.8%
H&R Block, Inc.	14,719,600	$273,342,972
Other Diversified Financial Services—4.8%
JPMorgan Chase & Co.	4,444,000	$193,980,600
Thrifts & Mortgage Finance—7.7%
Washington Mutual, Inc.	22,667,400	$308,503,314
Health Care Technology—4.4%
IMS Health Incorporated	7,703,441	$177,487,281
Pharmaceuticals—4.9%
Bristol-Myers Squibb Company	7,410,200	$196,518,504
Diversified Commercial & Professional Services—2.5%
The Dun & Bradstreet Corporation	1,134,900	$100,586,187
Computer Hardware—4.6%
Dell Inc. (a)	7,613,000	$186,594,630
Data Processing & Outsourced Services—5.0%
Western Union Company	8,365,400	$203,111,912
Office Electronics—5.0%
Xerox Corporation	12,346,400	$199,888,216

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Shares Held/ Par Value	Market Value
Common Stocks—96.0% (cont.)
Semiconductors—5.0%
Intel Corporation	7,547,000	$201,203,020
Total Common Stocks (Cost: $3,083,314,922)		3,863,288,068
Short Term Investments—4.4%
U.S. Government Agencies—1.9%
Federal Home Loan Bank, 4.23% due 1/7/2008	$25,000,000	$24,982,375
Federal Home Loan Mortgage Corporation, 4.28% due 1/3/2008	50,000,000	49,988,111
Total U.S. Government Agencies (Cost: $74,970,486)		74,970,486
Repurchase Agreement—2.5%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $100,027,217, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates of 3.869% - 7.100%, with maturities from 4/1/2033 - 3/1/2035, and with an aggregate market value plus accrued interest of $105,005,794	$100,004,994	$100,004,994
Total Repurchase Agreement (Cost: $100,004,994)		100,004,994
Total Short Term Investments (Cost: $174,975,480)		174,975,480
Total Investments (Cost $3,258,290,402)—100.4%		$4,038,263,548
Other Liabilities In Excess Of Other Assets—(0.4)%		(14,338,761)
Total Net Assets—100%		$4,023,924,787

(a) Non-income producing security.

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/07) AS COMPARED TO THE LIPPER BALANCED FUND INDEX10 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/07)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	1.08%	11.97%	12.88%	11.89%	13.36%
Lipper Balanced Fund Index	-1.11%	6.55%	10.33%	6.14%	8.08%
S&P 500[6]	-3.33%	5.49%	12.83%	5.91%	9.70%
Lehman Govt./ Corp. Bond[11]	3.10%	7.23%	4.44%	6.01%	6.22%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 0.83%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"You have opened the door to bitterness."

Korean admonition

The Equity and Income Fund achieved a return of 1% in the quarter ended December 31, 2007, compared to the -1% reported by Lipper for its Balanced Fund Index. For the 2007 calendar year, the Fund returned 12%, while the Lipper Balanced Fund Index earned 7%. We are pleased to report a return of 13% compounded annually since the inception of the Equity and Income Fund.

Strong contributors to performance during the quarter were Apache Corporation (strong fundamentals in energy); Express Scripts (continued strong long-term fundamentals); XTO Energy (continuation of outstanding fundamental results); EnCana Corporation (rebound in energy prices and strength of Canadian dollar); and Newfield Exploration (good asset acquisition plus reserve additions to existing fields). Detractors from returns for the quarter were EchoStar Communications (unfulfilled and disavowed takeover rumors); IDEARC Corporation (regional weakness in advertising in yellow pages); Ingersoll-Rand (disliked perception of large acquisition); and MEDTRONIC (perceived litigation risk from product recall).

Portfolio activity was in-line with this year's trends for the Fund. Zale Corporation was eliminated from the portfolio because of its board's unsuccessful efforts to enhance shareholder value through an internal restructuring program, which now appears stalled. The positions in Costco and McDonald's were both eliminated as those issues approached their valuation targets. MGIC Corporation was sold after its Third Quarter Report raised issues concerning the speed of deterioration in their core business as well as the adequacy of their reserve position. New positions were initiated in Teradata Corporation and Thor Industries. We continued to use interest rate volatility to take advantage of arbitrage opportunities presented by U.S. Government Agency securities relative to U.S. Treasuries and to manage our tax position. We also continued to slightly lower the duration on the fixed income portion of the portfolio, which is now just under three. This continues our defensive posture that we have taken in light of the conflict we see between continued commodity inflation, especially in food and energy, and the major domestic deflation in real estate assets. Due to the ongoing global liquidity and credit crisis, we have been more attuned to the return of our fixed income investments rather than the return on those investments. Because of this highly volatile interest and currency environment, we continue to work to preserve capital rather than to try to capture the maximum total return.

THE OAKMARK EQUITY AND INCOME FUND

False Starts or False Premises?

In recent years, one of the articles of faith in the investment community was that one always should "Buy on the dips." Indeed, this became a tenet among those who started confusing career risk with investment risk. Hence, each new declaration by a financial institution of a write-off or write-down of subprime investments has been greeted in the Land of Oz that now passes for financial journalism, as the bottom for financials, to the accompaniment of many huzzahs and blandishments to the doubters to "get on the train before it leaves the station." After all the smart money (this time from overseas, although historically those overseas investors have never shown any aptitude at timing investments in our markets) was taking big equity stakes at preferred rates in U.S. financials. We are still inclined to husband our resources a bit longer.

Current bank assets show that real estate exposure is now at record levels—and that's looking only at assets listed on the balance sheets. In addition, deflation throughout the real estate world is increasing. Bank loan loss reserves stand at record lows. And banks are now borrowing record sums, prompting a series of liquidity injections from various central banks. To paraphrase Winston Churchill, we may be at the end of the beginning, but we are not anywhere near the beginning of the end, either for subprime or for the credit markets overall. It increasingly seems that we will find that lending standards were compromised throughout all areas of real estate lending, both commercial and residential, as well as into the corporate market.

What are the implications of this? First, the U.S. consumer seems less able to sustain an economic boom. According to recent Federal Reserve data, nondiscretionary outlays (which include food, energy, medical, and debt service) for the consumer are at their highest level in twenty-five years. Those outlays are also at an all-time high as a percentage of consumer after-tax income.

To make matters worse, this is also spilling over into corporate America, which—instead of accessing cheap credit markets—now finds itself forced to part with cash. So much for using corporate spending to repurchase shares or to grow the business. Those readers who find our outlook too gloomy should consider U.S. budget data. Corporate tax receipts for the first two months of fiscal 2008 (October and November) are down 35%. Stephanie Pomboy of MacroMavens has raised the key question: if a corporate profits recession is in full swing, how long will it be before companies cut capital spending and hiring?

With real estate deflation cutting the U.S. consumer's access to credit, consumer spending will become more reliant on income. Will the financial sector present a compelling investment opportunity anytime soon? Perhaps, but—somewhat like the Supreme Court's famous definition of pornography—we won't know it until we see it. As yet, we don't think we have seen it, given the ongoing disclosures from institutions that had previously made "full" disclosures. With double-digit earnings still optimistically forecast for the financial sector in 2008 by the young paladins of the Street, it seems early to try as one old investment adage goes, "to catch a falling knife."

Not a Normal Distribution World

Our earlier discussion of buying on the dips warrants a few additional comments about nonlinearity. The modern investment world is cursed by the tendency of both analysts and portfolio managers to extrapolate past results into the perceived foreseeable future. Put another way, investors fall into the trap of thinking linearly. The actuality of both "bull" and "bear" markets reinforce that tendency. After all, when the market goes up, our investments rise in value, and everything is evidently attributable to the genius of the investment strategy (or the strategy of the investment genius). As Michael Mauboussin of Legg Mason Asset Management has recently pointed out, we need to consider the concept of invisible vulnerability, or what happens when a large group of investors appear to be doing well with similar strategies. The lesson to be taken from this is if everyone invests the same way and leverage strategies magnify that behavior, then the impact in the marketplace can be disproportional when unforeseen "random" events happen. In other words, correlated strategies which were not thought to be the case, in reality are. This summer, we witnessed this phenomenon in the travails of the quantitative hedge funds.

The Long March

At the end of this quarter, 56.2% of the Equity and Income Fund was in equities, 38.5% in fixed income, and the balance held in cash. We continue to search for undervalued securities to invest in. In recent weeks we have seen hints of opportunity in some sectors. It is important to note, however, that we think of investing as an ongoing, long-term process, rather than a short-term frenzy for performance. Many of our competitors focus on a much shorter time horizon, and their limited focus contributes significantly to short-term price volatility. That said, we remain comfortable waiting for opportunities to emerge that fit our value criteria. In terms of investment ideas, all we need to find is one or two really good ones a year, while hopefully avoiding the value traps. Our competitive advantages are our long-term time horizon and our focus on business value. We still consider the portfolio to be defensively postured, and we expect that to continue due to our belief that significant, risk-adjusted returns are not presently available. Should opportunities present themselves that warrant a different response, we hope to react accordingly. We look forward to writing to you again at the conclusion of the next quarter.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

December 31, 2007

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Shares Held	Market Value
Equity and Equivalents—56.2%
Common Stocks—56.2%
Apparel Retail—1.3%
Foot Locker, Inc.	7,100,000	$96,986,000
The TJX Companies, Inc.	2,900,000	83,317,000
		180,303,000
Apparel, Accessories & Luxury Goods—0.4%
Carter's, Inc. (a)	2,850,000	$55,147,500
Automobile Manufacturers—0.2%
Thor Industries, Inc.	600,000	$22,806,000
Broadcasting & Cable TV—4.6%
EchoStar Communications Corporation, Class A (a)	8,250,000	$311,190,000
The E.W. Scripps Company, Class A	6,400,000	288,064,000
CBS Corporation, Class A	1,275,000	34,106,250
		633,360,250
Home Furnishings—0.6%
Mohawk Industries, Inc. (a)	1,100,000	$81,840,000
Movies & Entertainment—1.7%
News Corporation, Class B	11,000,000	$233,750,000
Publishing—2.6%
The Washington Post Company, Class B	325,000	$257,214,750
Idearc, Inc.	5,300,000	93,068,000
Primedia, Inc.	583,333	4,958,330
		355,241,080
Brewers—1.4%
InBev NV (b)	2,350,000	$195,506,723
Distillers & Vintners—2.6%
Diageo Plc (c)	4,100,000	$351,903,000
Drug Retail—2.9%
CVS Caremark Corporation	10,000,000	$397,500,000
Packaged Foods & Meats—3.2%
Nestle SA (c)	3,900,000	$447,365,100
Personal Products—1.6%
Avon Products, Inc.	5,720,100	$226,115,553
Tobacco—1.1%
UST, Inc.	2,654,600	$145,472,080

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Shares Held	Market Value
Equity and Equivalents—56.2% (cont.)
Oil & Gas Exploration & Production—13.0%
XTO Energy, Inc.	13,201,672	$678,037,874
Apache Corporation	3,850,000	414,029,000
EnCana Corp. (b)	5,384,800	365,951,008
Newfield Exploration Co. (a)	6,300,000	332,010,000
		1,790,027,882
Property & Casualty Insurance—2.4%
SAFECO Corporation	4,000,000	$222,720,000
First American Corporation	3,150,000	107,478,000
		330,198,000
Reinsurance—0.7%
PartnerRe, Ltd. (b)	1,150,000	$94,909,500
Health Care Equipment—4.1%
Medtronic, Inc.	6,900,000	$346,863,000
Hospira, Inc. (a)	5,000,000	213,200,000
		560,063,000
Health Care Services—1.4%
Express Scripts, Inc. (a)	2,600,000	$189,800,000
Life Sciences Tools & Services—0.7%
Varian, Inc. (a)	1,567,333	$102,346,845
Aerospace & Defense—5.7%
General Dynamics Corporation	4,700,000	$418,253,000
Raytheon Company	3,599,700	218,501,790
Alliant Techsystems, Inc. (a)	1,325,000	150,732,000
		787,486,790
Industrial Conglomerates—0.6%
Walter Industries, Inc.	2,500,700	$89,850,151
Industrial Machinery—2.5%
Ingersoll-Rand Co., Class A	6,000,000	$278,820,000
Mueller Water Products, Inc., Class B	6,719,153	66,989,955
		345,809,955
Application Software—0.3%
Mentor Graphics Corporation (a)	3,288,318	$35,448,068
Computer Hardware—0.1%
Teradata Corporation (a)	747,100	$20,478,011
Semiconductors—0.5%
International Rectifier Corporation (a)	1,899,700	$64,532,809
Total Common Stocks (Cost: $5,586,821,092)		7,737,261,297
Total Equity and Equivalents (Cost: $5,586,821,092)		7,737,261,297

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Par Value		Market Value
Fixed Income—38.5%
Corporate Bonds—0.1%
Paper Packaging—0.1%
Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (d)		$20,000,000	$19,972,460
Total Corporate Bonds (Cost: $20,145,087)			19,972,460
Government and Agency Securities—38.4%
France Government Bonds—0.5%
France Government, 3.00% due 7/25/2012, Inflation Indexed	EUR	45,213,200	$69,126,881
U.S. Government Notes—33.5%
United States Treasury Notes, 4.875% due 5/15/2009		$750,000,000	$767,695,500
United States Treasury Notes, 5.125% due 5/15/2016		500,000,000	541,172,000
United States Treasury Notes, 2.00% due 4/15/2012, Inflation Indexed		514,785,000	533,526,263
United States Treasury Notes, 5.125% due 6/30/2011		500,000,000	531,211,000
United States Treasury Notes, 4.875% due 2/15/2012		500,000,000	530,390,500
United States Treasury Notes, 3.625% due 1/15/2008, Inflation Indexed		387,957,000	388,453,585
United States Treasury Notes, 0.875% due 4/15/2010, Inflation Indexed		275,702,500	274,776,415
United States Treasury Notes, 5.00% due 8/15/2011		250,000,000	264,843,750
United States Treasury Notes, 4.75% due 3/31/2011		250,000,000	262,265,500
United States Treasury Notes, 4.875% due 8/15/2009		250,000,000	256,914,000
United States Treasury Notes, 4.00% due 4/15/2010		250,000,000	255,078,000
			4,606,326,513
U.S. Government Agencies—4.4%
Federal Farm Credit Bank, 4.67% due 2/22/2012 (e)		$100,000,000	$99,684,100
Federal Home Loan Bank, 5.25% due 1/16/2009		50,000,000	50,606,900
Federal National Mortgage Association, 5.00% due 10/15/2010		50,000,000	50,347,900
Federal National Mortgage Association, 5.30% due 8/6/2009		50,000,000	50,306,200
Federal Home Loan Bank, 5.00% due 2/4/2009		34,840,000	35,228,013
Federal Farm Credit Bank, 3.75% due 1/15/2009		25,887,000	25,823,033
Federal Home Loan Bank, 4.50% due 6/9/2010		25,000,000	25,517,450
Federal Home Loan Mortgage Corp., 5.05% due 10/15/2010		25,000,000	25,183,575
Federal Home Loan Mortgage Corp., 5.395% due 2/28/2011		25,000,000	25,055,300
Federal Home Loan Bank, 4.739% due 5/20/2009 (e)		25,000,000	24,989,325
Federal Farm Credit Bank, 4.92% due 1/11/2010		20,000,000	20,525,460
Federal Farm Credit Bank, 5.00% due 3/2/2009		15,500,000	15,693,332
Federal Home Loan Bank, 4.50% due 5/12/2010		15,000,000	15,303,645
Federal National Mortgage Association, 5.75% due 6/9/2011		14,575,000	14,670,248
Federal Farm Credit Bank, 5.15% due 7/20/2009		10,531,000	10,772,539

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Fixed Income—38.5% (cont.)
U.S. Government Agencies—4.4% (cont.)
Federal Farm Credit Bank, 5.25% due 7/16/2010	$10,000,000	$10,394,110
Federal Home Loan Bank, 4.54% due 7/6/2010	10,000,000	10,221,250
Tennessee Valley Authority, 6.79% due 5/23/2012	9,000,000	9,977,967
Tennessee Valley Authority, 5.625% due 1/18/2011	8,991,000	9,450,197
Federal Home Loan Bank, 6.795% due 6/30/2009	7,005,000	7,325,507
Federal Farm Credit Bank, 4.85% due 12/16/2009	6,500,000	6,646,464
Federal Farm Credit Bank, 5.125% due 6/6/2011	5,605,000	5,863,391
Federal Farm Credit Bank, 5.10% due 8/9/2011	5,000,000	5,229,440
Federal Farm Credit Bank, 4.125% due 4/15/2009	5,147,000	5,168,036
Federal Farm Credit Bank, 4.75% due 5/7/2010	5,000,000	5,128,670
Federal Home Loan Bank, 4.75% due 12/11/2009	5,000,000	5,109,025
Federal Farm Credit Bank, 4.90% due 9/2/2009	5,000,000	5,104,055
Federal Farm Credit Bank, 5.01% due 1/22/2009	5,000,000	5,052,655
Federal Farm Credit Bank, 4.125% due 7/17/2009	5,000,000	5,037,855
Federal Farm Credit Bank, 4.639% due 7/29/2009 (e)	5,000,000	4,997,170
Federal Farm Credit Bank, 4.85% due 3/9/2011	4,457,000	4,616,797
Federal Farm Credit Bank, 5.05% due 5/25/2011	4,000,000	4,173,920
Federal Home Loan Bank, 4.75% due 3/13/2009	4,100,000	4,142,041
Federal Farm Credit Bank, 4.50% due 8/8/2011	3,000,000	3,052,509
Federal Farm Credit Bank, 4.82% due 10/12/2012	2,500,000	2,593,277
		608,991,356
Total Government and Agency Securities (Cost: $5,089,893,992)		5,284,444,750
Total Fixed Income (Cost: $5,110,039,079)		5,304,417,210
Short Term Investments—4.9%
U.S. Government Agencies—3.1%
Federal Agricultural Mortgage Corp., 4.20%	$64,500,000	$63,924,250
due 3/13/2008 - 3/18/2008
Federal Home Loan Bank, 4.28% - 4.85% due 1/4/2008 - 1/25/2008	125,000,000	124,792,333
Federal Home Loan Mortgage Corp., 4.10% - 4.28% due 1/3/2008 - 3/31/2008	55,000,000	54,686,556
Federal National Mortgage Association, 4.12% - 4.29% due 1/8/2008 - 4/11/2008	175,000,000	173,689,639
Total U.S. Government Agencies (Cost: $417,092,778)		417,092,778

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—4.9% (cont.)
Repurchase Agreement—1.8%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $251,737,003, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates of 5.328% - 5.528%, with maturities from 6/1/2036 - 8/15/2036, and with an aggregate market value plus accrued interest of $256,388,744, and by a Federal National Mortgage Association Bond, with a rate of 5.165%, with a maturity 5/25/2036, and with an aggregate market value plus accrued interest of $7,878,124	$251,681,074	$251,681,074
Total Repurchase Agreement (Cost: $251,681,074)		251,681,074
Total Short Term Investments (Cost: $668,773,852)		668,773,852
Total Investments (Cost $11,365,634,023)—99.6%		$13,710,452,359
Other Assets In Excess Of Other Liabilities—0.4%		57,066,714
Total Net Assets—100%		$13,767,519,073

(a) Non-income producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depositary Receipt.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Floating Rate Note. Rate shown is as of December 31, 2007.

Key to abbreviations:

EUR: Euro Dollar

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/07) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/07)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-3.38%	7.33%	21.06%	16.19%
MSCI World	-2.42%	9.04%	16.96%	4.76%
Lipper Global Fund Index[13]	-2.05%	9.27%	17.11%	6.52%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 1.13%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

The quarter ended December 31 proved difficult for the holdings in The Oakmark Global Fund. For the quarter the Fund registered a 3% decrease in value which lagged behind the 2% losses that both the Lipper Global Fund Index and the MSCI World Index reported. This loss ended a streak of 12 profitable quarters for the Fund. Companies with declining stocks varied from Swiss financials to U.S. concert promoters. Countries where the Fund enjoyed strong relative performance included the U.S., South Korea, and Japan, while France, Ireland, and Switzerland produced the worst relative outcomes.

For the calendar year, the return to the Fund was 7%. Sharp-eyed readers may recall that in the December report one year ago, we wrote about return volatility and made the argument that, based on historical experience, return outcomes of 1-10% were quite unlikely. We also noted that the Global Fund had never produced a calendar year return in that range. Perhaps your writer tempted fate the wrong way and should have instead noted that the Fund had never produced an annual return of 50% or more! As always, we most enjoy reporting that the compound annualized rate of return since the Fund's inception in 1999 is 16%.

During the quarter the percentage allocation to U.S.-domiciled companies grew to 45%. Trading activity and relative investment performance combined to produce this outcome. With this increase we find that the U.S. allocation is closer to the MSCI World Index weight than it has been in several years. Before one jumps to the conclusion that we have become "closet indexers," however, one should also note that the Fund's weight for Swiss equities is roughly five times that of the index's. As we have often written, we construct Oakmark Global in a bottom-up fashion, paying little regard to factors such as domicile or market capitalization, providing that we stay within our stated investment restrictions. The fact that the U.S. weight is "index-neutral" is random happenstance and merely reflects the outcome of a constant struggle for market share in the portfolio. The fact that the Swiss weight is so large clearly reflects our belief that valuations in that market have become unduly depressed.

One thing investors can rely on is that whenever the financial community detects a new economic trend, it works diligently to find profitable ways to exploit that new trend. Investors may be equally certain that this exploitation will finally go too far and result in problems when the economic environment changes. The current sub-prime mortgage crisis in the U.S. aptly demonstrates this process. Residential housing prices

THE OAKMARK GLOBAL FUND

experienced a worldwide boom during the first half of this decade, eventually requiring weaker and weaker participants to keep the trend going. Now we are in the process of finding out just how excessively this trend was exploited. It will take time for financial intermediaries to prove their balance sheet strength to investors, and in the meantime share prices are experiencing volatility not seen for five years. Many academics and investors equate volatility with risk. We do not. We view risk as permanent capital losses for clients. Since we are focused on valuing businesses and not on the daily swings of market prices, we are using this volatility to buy undervalued businesses and sell others that are either at fair value or are relatively less attractive.

It was the Best of Times—It was the Worst of Times

To describe the stock market in 2007, many quarterly reports will probably borrow this line that Charles Dickens used to refer to the French Revolution. While more subtle than the stock market of the late 1990s, the 2007 stock market was similarly characterized by momentum. Stock groups that began the year strongly generally continued in that direction, and weak groups got weaker. As well, countries with expensive stock markets at the beginning of the year generally became more expensive throughout 2007—obviously not an ideal outcome for value investors.

Perhaps 2007's most interesting development was private equity's disappearance as a major source of equity market liquidity only to be replaced by sovereign wealth funds. A fairly recent phenomenon, sovereign wealth funds (SWFs in the jargon of the investment industry), developed as nations with strong economies and trade surpluses banked their savings. With the sub-prime debt crisis making its way through the world's financial system, SWFs had the immediate wherewithal to provide needed capital to institutions looking to buttress their capital ratios. Some experts estimate that SWFs hold more than $2 trillion in assets, and the number grows daily. As with most significant emerging factors, we do not know precisely how SWFs will affect financial markets over time, but we do believe that the process of recycling and investing these savings should work to integrate the world economy and promote economic growth.

During the quarter we sold our positions in Givaudan, SK Telecom, Tyco International, Square Enix, Takeda and Nikko Cordial. We did not add any new names, but used these proceeds to fund significant additional purchases of Daiwa Securities, UBS, Bank of Ireland, Samsung, Omron and Neopost. For each purchase we believe that the underlying business economics are not nearly as bad as the share prices have recently seemed to indicate. To borrow a phrase from Marty Whitman of Third Avenue Management, we are much more price conscious than we are outlook conscious. We have previously written about the financials and will not discuss them again here. Samsung's share price has been weak as the DRAM (memory chip) market suffers pricing problems caused by excess capacity. As Samsung is the industry's low-cost manufacturer, the company should eventually emerge in good shape from this trough as worldwide economic growth inevitably absorbs the excess capacity. Japan's weak economy and falling capital spending budgets have depressed Omron's results. Management has introduced a new cost cutting plan, which—combined with the company's history of effective capital allocation—should at least partially offset any short-term concerns. Neopost reduced this year's forecast for sales growth by 3%, prompting share prices to drop 20% in one day. Given the strong characteristics of this business (two dominant industry participants, recurring revenues over 60%, strong returns on capital, prodigious free cash flow), we believe that the price drop was a huge overreaction. Please see The Oakmark International Small Cap letter for further insights on Neopost.

We thank you for being our shareholders and welcome your suggestions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

December 31, 2007

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Global Diversification—December 31, 2007 (Unaudited)

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—99.0%
Apparel, Accessories & Luxury Goods—0.9%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	1,946,000	$27,153,118
Automobile Manufacturers—4.4%
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,192,800	$73,729,285
Daimler AG Registered (Germany)	Automobile Manufacturer	565,100	54,848,648
			128,577,933
Broadcasting & Cable TV—4.0%
Discovery Holding Company, Class A (United States) (a)	Media Management & Network Services	2,913,700	$73,250,418
CBS Corporation, Class B (United States)	Radio & Television Broadcasting	1,585,000	43,191,250
			116,441,668
Household Appliances—3.2%
Snap-On Incorporated (United States)	Tool & Equipment Manufacturer	1,922,300	$92,731,752
Motorcycle Manufacturers—1.3%
Harley-Davidson, Inc. (United States)	Motorcycle Manufacturer	780,000	$36,433,800
Movies & Entertainment—6.5%
Viacom, Inc., Class B (United States) (a)	Publishing Company	1,325,300	$58,207,176
Live Nation, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,119,500	45,295,140
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	2,602,300	42,963,973
News Corporation, Class B (United States)	International Multimedia & Entertainment Company	1,986,100	42,204,625
			188,670,914

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—99.0% (cont.)
Publishing—2.7%
The Washington Post Company, Class B (United States) Newspaper & Magazine Publishing; Educational & Career	Development Service Provider	70,360	$55,685,015
Trinity Mirror plc (United Kingdom)	Newspaper Publishing	3,277,100	22,692,918
			78,377,933
Distillers & Vintners—2.0%
Diageo plc (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	2,720,500	$58,380,842
Household Products—1.4%
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	310,100	$19,665,489
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	4,391,000	19,254,007
			38,919,496
Packaged Foods & Meats—3.6%
Cadbury Schweppes plc (United Kingdom)	Beverage & Confectionary Manufacturer	6,396,300	$78,925,673
Nestle SA (Switzerland)	Food & Beverage Manufacturer	59,000	27,071,384
			105,997,057
Soft Drinks—0.6%
Lotte Chilsung Beverage Co., Ltd. (Korea)	Soft Drinks, Juices & Sports Drinks Manufacturer	16,595	$18,597,463
Oil & Gas Exploration & Production—6.1%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	2,054,500	$105,519,120
Apache Corporation (United States)	Oil & Natural Gas Exploration & Production	681,500	73,288,510
			178,807,630

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—99.0% (cont.)
Asset Management & Custody Banks—2.7%
Julius Baer Holding AG (Switzerland)	Asset Management	952,700	$78,684,126
Diversified Banks—2.8%
Bank of Ireland (Ireland)	Commercial Bank	5,514,300	$82,029,258
Diversified Capital Markets—7.0%
UBS AG (Switzerland)	Wealth Management & Investment Banking	2,287,600	$105,770,970
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,634,700	98,229,127
			204,000,097
Investment Banking & Brokerage—4.0%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	12,650,000	$115,283,670
Health Care Equipment—5.8%
Medtronic, Inc. (United States)	Health Care Equipment	1,589,700	$79,914,219
Kinetic Concepts, Inc. (United States) (a)	Health Care Equipment & Supplies	892,160	47,784,090
Covidien Limited (United States)	Health Care Equipment & Supplies	981,000	43,448,490
			171,146,799
Health Care Services—3.1%
Laboratory Corporation of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,185,000	$89,503,050
Life Sciences Tools & Services—2.2%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	3,271,600	$63,632,620
Pharmaceuticals—6.9%
GlaxoSmithKline plc (United Kingdom)	Pharmaceuticals	4,069,800	$103,428,798
Novartis AG (Switzerland)	Pharmaceuticals	1,724,900	94,517,154
			197,945,952
Aerospace & Defense—1.1%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	269,087	$30,611,337

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—99.0% (cont.)
Diversified Commercial & Professional Services—0.8%
Meitec Corporation (Japan)	Software Engineering Services	760,000	$22,973,494
Human Resource & Employment Services—2.0%
Adecco SA (Switzerland)	Temporary Employment Services	1,074,300	$58,061,303
Railroads—2.5%
Union Pacific Corporation (United States)	Rail Transportation Provider	573,700	$72,068,194
Computer Hardware—1.2%
Dell Inc. (United States) (a)	Technology Products & Services	1,410,000	$34,559,100
Electronic Equipment Manufacturers—2.0%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	2,435,200	$58,212,387
Electronic Manufacturing Services—1.5%
Tyco Electronics, Ltd. (United States)	Manufactures Electronic Components	1,168,275	$43,378,051
Office Electronics—3.5%
Neopost SA (France)	Mailroom Equipment Supplier	989,850	$101,839,410
Semiconductors—9.7%
Samsung Electronics Co., Ltd. (Korea)	Consumer & Industrial Electronic Equipment Manufacturer	168,700	$100,205,331
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,116,988	97,686,980
Intel Corporation (United States)	Computer Component Manufacturer & Designer	3,187,900	84,989,414
			282,881,725
Systems Software—3.5%
Oracle Corporation (United States) (a)	Software Services	4,475,600	$101,059,048
Total Common Stocks (Cost: $2,453,672,489)			2,876,959,227

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—0.8%
Repurchase Agreement—0.8%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $22,740,824, collateralized by a Federal National Mortgage Corp. Bond, with a rate of 5.328%, with a maturity of 8/15/2036, and with an aggregate market value plus accrued interest of $23,876,459	$22,735,772	$22,735,772
Total Repurchase Agreement (Cost: $22,735,772)		22,735,772
Total Short Term Investments (Cost: $22,735,772)		22,735,772
Total Investments (Cost $2,476,408,261)—99.8%		$2,899,694,999
Foreign Currencies (Cost $430)—0.0%		$428
Other Assets In Excess Of Other Liabilities—0.2%		5,215,457
Total Net Assets—100%		$2,904,910,884

(a) Non-income producing security.

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (12/31/07) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

	Total Returns
	(as of 12/31/07)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-8.22%	-1.16%	5.31%
MSCI World	-2.42%	9.04%	14.32%
Lipper Global Fund Index[13]	-2.05%	9.27%	14.60%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 1.31%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

It was a difficult quarter for The Oakmark Global Select Fund, which returned -8% for the quarter ended December 31, 2007. This compares unfavorably to the MSCI World Index return of -2%.

Impact Players

Two of the top positive contributors were domestic holdings Viacom Inc. and McDonald's Corp., returning 12.7% and 10.1% respectively. Viacom is one of the largest cable network providers in the world and owns many of the top cable brands, including Nickelodeon, MTV, Comedy Central and BET. Viacom stock had been stagnant for a couple of years because investors feared consumers would abandon TV for new forms of entertainment, including the Internet and iPods. However, Viacom's cash flow is now 25% higher than it was two years ago and investors appear to be taking notice. Viacom continues to trade at a multiple consistent with most other businesses, which we believe gives no credit for the company's positives, such as higher than average growth and free cash flow conversion. The other top contributor in the third quarter, McDonald's Corp., has maintained strong operating results. McDonald's continues to grow same-store sales in the U.S. and has achieved strong growth outside the U.S., partially assisted by higher foreign currency values.

The largest detractors from the Fund included Washington Mutual (WaMU), Sprint Corp., and Citigroup. The ongoing weakness in the credit and housing markets significantly affected WaMu and Citigroup, which returned -61% and -28% respectively. Citigroup was removed from the Fund during the quarter to capture tax losses and was replaced by a company with similar dynamics. WaMu has been hurt by the unprecedented decline in home values. Additionally, it now seems that a higher number of mortgages were affected than was originally projected. We remain positive about WaMu because it has a strong deposit franchise, and we believe that the potential loan losses are not likely to overwhelm the company's franchise value. Sprint was down approximately 28% during the quarter while the company focused on fixing core operating issues. Even optimistically, this turnaround will take several quarters and will require margin-depressing investments. Due to these issues, we exited our position in Sprint during the quarter.

Adecco S.A., a Swiss-based personnel and temporary employment company, was the worst performing foreign name in the Fund returning -8% for the quarter. The U.S. market remains soft with revenue down 8% during the third quarter while operating income increased 2%. The U.K. market has performed worse than expected, with operating income off 14% through the third quarter. Adecco's U.K. management team has been

THE OAKMARK GLOBAL SELECT FUND

replaced, and the division is currently undergoing a restructuring that focuses on improving margins in 2008 and revenue growth in 2009. Adecco continues to grow inside Japan, achieving margins nearly double those of domestic players. Management is looking to expand Adecco's presence in Japan as they view it as one of the most attractive markets globally. Short-term turnarounds in the temporary employment market are unlikely given current global economic concerns; however, given Adecco's current restructuring plan in addition to the positive results inside Japan, we remain positive about the stock's long-term outlook.

Portfolio Composition

There were many changes to the portfolio in the quarter. Citigroup, Sprint, Daimler AG and UBS AG were all sold from the Fund. We added four new holdings: Best Buy Inc., a U.S. based electronics retailer; Capital One Financial, a U.S. consumer financial company; Comcast Corp., a U.S. cable-network provider; and Credit Suisse Group, a Swiss-based private, retail, and investment bank.

We like to remind our shareholders during these volatile times that we are long-term investors who remain committed to our investment philosophy. While our performance may lag in the short term, we continue to focus on providing positive, long-term results for our shareholders. We thank you for your support.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

December 31, 2007

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Global Diversification—December 31, 2007 (Unaudited)

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—95.3%
Broadcasting & Cable TV—8.4%
Comcast Corporation, Class A (United States) (a)	Cable Communication Networks Provider	677,400	$12,274,488
British Sky Broadcasting Group plc (United Kingdom)	Television Production & Broadcasting	981,500	12,071,988
			24,346,476
Computer & Electronics Retail—4.3%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	240,000	$12,636,000
Home Improvement Retail—4.5%
The Home Depot, Inc. (United States)	Home Improvement Retailer	485,000	$13,065,900
Movies & Entertainment—9.5%
Viacom, Inc., Class B (United States) (a)	Publishing Company	324,000	$14,230,080
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	815,000	13,455,650
			27,685,730
Restaurants—4.4%
McDonald's Corporation (United States)	Fast-food Restaurant Operator	216,000	$12,724,560
Distillers & Vintners—3.1%
Diageo plc (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	425,500	$9,131,060
Asset Management & Custody Banks—3.0%
Schroders PLC (United Kingdom)	International Asset Management	340,800	$8,816,748
Consumer Finance—3.4%
Capital One Financial Corporation (United States)	Credit Card Products & Services Provider	210,000	$9,924,600
Diversified Capital Markets—5.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	280,000	$16,825,201

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.3% (cont.)
Investment Banking & Brokerage—6.0%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	1,916,000	$17,461,147
Thrifts & Mortgage Finance—3.2%
Washington Mutual, Inc. (United States)	Diversified Financial Services	675,000	$9,186,750
Pharmaceuticals—17.2%
GlaxoSmithKline plc (United Kingdom)	Pharmaceuticals	749,800	$19,055,215
Novartis AG (Switzerland)	Pharmaceuticals	328,100	17,978,479
Bristol-Myers Squibb Company (United States)	Health & Personal Care	494,000	13,100,880
			50,134,574
Human Resource & Employment Services—7.1%
Adecco SA (Switzerland)	Temporary Employment Services	383,000	$20,699,506
Computer Hardware—4.6%
Dell Inc. (United States) (a)	Technology Products & Services	548,000	$13,431,480
Semiconductors—10.8%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	201,500	$17,622,326
Intel Corporation (United States)	Computer Component Manufacturer & Designer	517,000	13,783,220
			31,405,546
Total Common Stocks (Cost: $299,138,683)			277,475,278

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—0.6%
Repurchase Agreement—0.6%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $1,828,117, collateralized by a Federal National Mortgage Association Bond, with a rate of 5.609%, with a maturity of 4/1/2035, and with an aggregate market value plus accrued interest of $1,919,126	$1,827,711	$1,827,711
Total Repurchase Agreement (Cost: $1,827,711)		1,827,711
Total Short Term Investments (Cost: $1,827,711)		1,827,711
Total Investments (Cost $300,966,394)—95.9%		$279,302,989
Foreign Currencies (Cost $6,626)—0.0%		$0
Other Assets In Excess Of Other Liabilities—4.1%		11,999,645
Total Net Assets—100%		$291,302,634

(a) Non-income producing security.

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow shareholders,

Both Oakmark International and International Small Cap Funds performed poorly in 2007. We repeatedly advise shareholders to think as investors and not as traders. This means considering the long term and not making investment decisions based on the aberrant results of a one-year period. In fact, both Funds have quite strong five-year performance records in absolute returns, and we have more than doubled our shareholders' money during this period. Also, both Funds have performed very well on an absolute and relative basis over the past 10 years.

Why the Off Year?

Being under-exposed in the "hot areas" was costly in 2007. Last year's volatile investment climate generated almost a 40% spread in the MSCI World Index12 between one of the top performing industry sectors, energy (+30%), and the weakest sector, financials (-8%). (Please see the individual Fund letters for more information.) We had very little, if any, capital invested in the top-performing sectors, like resources, utilities and materials, or in the most robust regions, including China, India and Brazil. While these areas might look attractive from a macro perspective, we believe that they are not at all attractive from a valuation perspective because their inflated, high prices present an unadvisable level of risk for long-term investors.

On the other hand, we were overweight in financials, pharmaceuticals and consumer stocks-areas, which all performed quite weakly in 2007. We are invested in these areas for a reason: we have been able to find quality businesses selling at very attractive prices. Especially in the financial sector, which has been decimated due to credit market issues, we have been able to invest in institutions with strong franchises and adequate balance sheet protection at very low prices. Though we acknowledge the short-term uncertainty, we believe that in the medium- and long-term, the value of these businesses will become evident and that their prices will increase accordingly.

Focusing on the financial sector, as it is on everyone's mind and was the weakest sector in 2007, we strongly believe that almost all financials were painted with the same brush despite unique circumstances at each company. We have always believed that buying good quality businesses at low prices requires a short-term shock that knocks good companies' stocks into "discount territory." As we look at companies like UBS, Credit Suisse, Bank of Ireland, and Lloyds, we believe that this has clearly happened. Yes, these companies have experienced some business or balance sheet deterioration. But the huge magnitude of price declines has more than made up for the short-term declines in business value.

As active value managers, we believe that the extremes in today's market provide exploitable opportunities, and that is exactly what we are doing. Though it was an off year for the Funds, we remain enthusiastic about future prospects, and we believe that both portfolios are invested in extremely good businesses that have been hit for short-term reasons.

A great 2008 to all of our valued shareholders!

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com

December 31, 2007

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

THE OAKMARK INTERNATIONAL FUND

Report from David G. Herro

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/07) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/07)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-4.78%	-0.51%	19.51%	11.94%	12.72%
MSCI World ex U.S.	-1.62%	12.44%	22.12%	8.99%	9.40%
MSCI EAFE[15]	-1.75%	11.18%	21.59%	8.66%	9.12%
Lipper International Fund Index[16]	-0.99%	14.24%	21.83%	9.46%	10.45%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 1.05%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned -5% for the quarter ended December 31, 2007, lagging behind the MSCI World ex U.S. Index return of -2%. More importantly, however, since the Fund's inception in September 1992, it is up 13% per annum, which compares favorably with the MSCI World ex U.S. Index's return of 9% over the same period.

Impact Players

SK Telecom Co., a South Korean telecommunication service provider, was the Fund's largest contributor this quarter, returning 26%. The market reacted favorably to SK Telecom's purchase of 39% of Hanaro Telecom Inc., South Korea's second largest high-speed Internet service provider. This transaction will provide SK Telecom access to 25% of the nation's Internet users in a market where 9 out of 10 homes have broadband. We sold our position in SK Telecom during the quarter as it approached fair value and used the proceeds to purchase names which provided more upside. Another top contributor was U.K.-based security service provider G4S plc, which returned 19.6% for the quarter. The end of quarter announcement that the company acquired GSL helped boost G4S's stock price. A majority of the GSL business is in U.K. public sector contracts, an area G4S knows well. Management has identified this area as a focus for acquisitions and has indicated that similar transactions are in the pipeline, which should further benefit performance. Vivendi, a French media conglomerate, returned 9% for the quarter and rounded out the Fund's top three performers. There are no extraordinary reasons for Vivendi's positive performance other than it is not economically exposed to cyclical downdrafts.

Lotte Chilsung Beverage Co. ("Lotte"), a South Korean beverage manufacturer, experienced a 26.5% price decrease making it the Fund's worst performer this quarter. Lotte's price soared during the second quarter due to expectations that the company would be able to re-zone and develop its Kangnam land bank. Unfortunately, shares performed poorly in the fourth quarter as the prospects for re-zoning began to dim. Additionally, the company's core beverage business continues to suffer from strong competition, increasing raw materials cost, and lack of a new hit product. Another detractor during the quarter was U.K.-based credit and market service provider Experian Group, which declined 25%. Due to the credit and housing market downturn, banks have scaled back their lending practices which have negatively impacted Experian's business. We were aware of this potential impact to Experian and were able to purchase the valuable business at an attractive price. Signet Group, a U.K.-based

THE OAKMARK INTERNATIONAL FUND

jewelry retailer that operates the Kay Jewelers and Jared's chains in the U.S., also detracted from the Fund, declining 18.6% for the quarter. Signet management indicated poor results for the fourth quarter with November's like-for-like sales off 7%, the worst like-for-like performance in recent history. With consumers becoming increasingly concerned about the credit crisis and the housing downturn, they are less likely to spend on luxury items such as jewelry. While we do not expect results for Signet to turn around in the near term, we believe the market has over-reacted creating an opportunity to purchase additional shares of a quality business at a discounted value. We maintain our positive long-term outlook for this stock.

Portfolio Composition

In order to take advantage of extreme market volatility during the past quarter, our activity was greater than normal. We sold our positions in Henkel, SK Telecom, Nikko Cordial Corp., Takeda Pharmaceutical Co., Givaudan, and Nestle SA because they reached fair value or because better investment opportunities materialized. Four new names were added to the portfolio: Luxottica Group, the leading global manufacturer and retailer of prescription eyeglasses and sunglasses; Nomura Holdings, a Japan-based financial service provider; Canadian National Railway, a Canadian-based railway operator; and Geberit AG, Europe's largest manufacturer of sanitary systems and piping products.

As mentioned in the International and International Small Cap Funds letter we were underweight sectors that performed favorably in the quarter and overweight those that underperformed, including financials, consumer discretionary, and information technology, which together detracted approximately 4.8% from Fund performance. The Fund also lacked any exposure to energy; one of the quarter's best performing sectors.

In closing, we would like to thank our shareholders for continuing to support us and our value investing philosophy. Short-term market fluctuations give us the opportunity to invest in quality companies trading at low prices. We are long-term value investors and focus on finding attractive, under-valued foreign companies.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com

December 31, 2007

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

International Diversification—December 31, 2007 (Unaudited)

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—97.0%
Advertising—2.8%
Publicis Groupe (France)	Advertising & Media Services	5,651,400	$220,894,853
Apparel Retail—0.4%
Giordano International, Limited (Hong Kong)	Pacific Rim Clothing Retailer & Manufacturer	64,109,300	$30,751,021
Apparel, Accessories & Luxury Goods—4.0%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer and Retailer of Luxury Goods	2,510,700	$172,135,701
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	986,400	119,034,406
Luxottica Group S.p. A (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	718,300	22,792,102
			313,962,209
Automobile Manufacturers—6.6%
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	4,299,000	$265,729,541
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	3,699,400	124,436,023
Daimler AG Registered (Germany)	Automobile Manufacturer	1,281,400	124,372,780
			514,538,344
Broadcasting & Cable TV—8.7%
Societe Television Francaise 1 (France)	Television Production & Broadcasting	8,322,800	$222,300,032
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	6,860,900	175,342,104
British Sky Broadcasting Group plc (United Kingdom)	Television Production & Broadcasting	11,818,400	145,360,765

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.0% (cont.)
Broadcasting & Cable TV—8.7% (cont.)
Grupo Televisa S.A. (Mexico) (b)	Television Production & Broadcasting	5,464,200	$129,884,034
			672,886,935
Movies & Entertainment—0.2%
Vivendi Universal SA (France)	Music, Games, Television, Film, & Telecommunications	428,200	$19,611,851
Publishing—2.2%
Trinity Mirror plc (United Kingdom)	Newspaper Publishing	15,461,248	$107,064,427
Johnston Press plc (United Kingdom)	Newspaper Publishing	11,173,130	61,052,776
			168,117,203
Restaurants—0.2%
Compass Group PLC (United Kingdom)	International Foodservice Group Operator	3,135,721	$19,221,641
Specialty Stores—2.7%
Signet Group plc (United Kingdom)	Jewelry Retailer	154,080,300	$213,544,895
Distillers & Vintners—1.4%
Diageo plc (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	5,222,900	$112,081,345
Household Products—0.4%
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	528,900	$33,541,041
Packaged Foods & Meats—2.2%
Cadbury Schweppes plc (United Kingdom)	Beverage & Confectionary Manufacturer	13,884,100	$171,319,659
Soft Drinks—0.5%
Lotte Chilsung Beverage Co., Ltd. (Korea)	Soft Drinks, Juices & Sports Drinks Manufacturer	33,695	$37,760,862

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.0% (cont.)
Asset Management & Custody Banks—2.0%
Schroders PLC (United Kingdom)	International Asset Management	6,109,700	$158,062,460
Diversified Banks—17.4%
Bank of Ireland (Ireland)	Commercial Bank	16,766,221	$249,409,837
Barclays PLC (United Kingdom)	Commercial & Investment Banking, Insurance, Financial, Asset Management and Related
	Services	23,854,800	238,893,418
BNP Paribas SA (France)	Commercial Bank	2,076,200	224,910,180
Lloyds TSB Group plc (United Kingdom)	Commercial Bank	23,039,500	216,079,176
HSBC Holdings plc (United Kingdom)	International Banking & Financial Services	11,558,900	193,386,639
Chinatrust Financial Holding Co. (Taiwan) (a)	Commercial Bank	233,188,318	165,741,311
Kookmin Bank (Korea) (a)	Commercial Bank	861,850	63,530,420
			1,351,950,981
Diversified Capital Markets—8.4%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	5,773,300	$346,917,612
UBS AG (Switzerland)	Wealth Management & Investment Banking	6,497,200	300,408,789
			647,326,401
Investment Banking & Brokerage—4.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	29,870,000	$272,215,276
Nomura Holdings, Inc. (Japan)	Financial Services	5,494,800	93,399,525
			365,614,801
Multi-Line Insurance—1.9%
Allianz SE (Germany)	Insurance, Banking & Financial Services	668,000	$144,248,202
Reinsurance—1.0%
Hannover Rueckversicherung AG (Germany)	Reinsurance	1,721,100	$79,254,594

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.0% (cont.)
Pharmaceuticals—7.6%
GlaxoSmithKline plc (United Kingdom)	Pharmaceuticals	12,821,300	$325,837,057
Novartis AG (Switzerland)	Pharmaceuticals	4,775,800	261,693,444
			587,530,501
Building Products—0.6%
Geberit AG-Registered (Switzerland)	Building Products	324,400	$44,510,897
Diversified Commercial & Professional Services—5.2%
Experian Group, Ltd. (Ireland)	Credit and Marketing Services	21,932,400	$173,011,325
G4S PLC (United Kingdom)	Security Services	31,531,500	153,343,439
Meitec Corporation (Japan)	Software Engineering Services	2,483,800	75,081,006
			401,435,770
Human Resource & Employment Services—2.8%
Adecco SA (Switzerland)	Temporary Employment Services	3,966,600	$214,377,702
Industrial Conglomerates—0.2%
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	Electronics Manufacturer	453,900	$19,556,697
Railroads—0.4%
Canadian National Railway Company (Canada)	Operates Network of Rail Tracks	606,400	$28,467,908
Application Software—2.3%
SAP AG (Germany)	Develops Business Software	3,391,200	$175,860,210
Electronic Equipment Manufacturers—3.1%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	9,028,600	$215,824,721
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	21,721,635
			237,546,356
Semiconductors—6.4%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	2,941,500	$257,250,976
Samsung Electronics Co., Ltd. (Korea)	Consumer & Industrial Electronic Equipment Manufacturer	411,900	244,662,571
			501,913,547

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—97.0% (cont.)
Semiconductor Equipment—0.7%
ASML Holding NV (Netherlands) (a)	Develop, Produce, and Market Semiconductor Manufacturing Equipment	1,804,711	$57,053,868
Total Common Stocks (Cost: $7,169,855,886)			7,542,942,754
Short Term Investments—1.2%
Repurchase Agreement—1.2%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $91,971,245, collateralized by a United States Treasury Index Inflation Bond, with a rate of 3.50%, with a maturity of 1/15/2011, and with an aggregate market value plus accrued interest of $128,380,000		$91,950,811	$91,950,811
Total Repurchase Agreement (Cost: $91,950,811)			91,950,811
Total Short Term Investments (Cost: $91,950,811)			91,950,811
Total Investments (Cost $7,261,806,697)—98.2%			$7,634,893,565
Foreign Currencies (Cost $116,135)—0.0%			$114,334
Other Assets In Excess Of Other Liabilities—1.8%			141,286,983
Total Net Assets—100%			$7,776,294,882

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/07) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/07)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-9.52%	-8.33%	24.13%	17.07%	13.49%
MSCI World ex U.S.	-1.62%	12.44%	22.12%	8.99%	8.71%
MSCI World ex U.S. Small Cap[17]	-4.90%	3.29%	26.43%	N/A	N/A
Lipper International Small Cap Index[18]	-4.89%	9.88%	28.47%	14.99%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio as of 9/30/07 was 1.34%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

As David wrote in his introductory letter, it was a difficult year (and quarter) for The Oakmark International Small Cap Fund, with the Fund losing 10% for the quarter ended December 31. This compares to the MSCI World ex U.S. Index, which lost 2%, and the MSCI World ex U.S. Small Cap Index, which declined 5%. Since inception, your Fund has returned 13% annualized, compared to the MSCI World ex U.S. Index, which returned 9% for the same period.

Stock selection in Germany and Switzerland boosted the Fund during the quarter, adding around 1% to relative performance. The U.K., French and Japanese holdings were the largest detractors, accounting for approximately 4.5% of the underperformance relative to the benchmark. From a sector perspective, performance was aided by the relative returns of our financial holdings versus those of the benchmark, adding around 100 bps to relative performance. Poor stock selection in the consumer and information technology sectors, coupled with our lack of exposure to energy, accounted for a large percentage of relative underperformance.

Contributors

Shares of MLP, the German financial advisor we've written about in each of our 2007 quarterly shareholder letters, rebounded after two weak quarters, up 18% in the fourth quarter. Speculation about possible interest in MLP drove the stock price up in the latter part of December, following Swiss Life's bid for AWD (MLP's largest competitor). Also during the quarter MLP finalized the replacement of its CFO and reported 3rd quarter results that were in line with expectations. These events helped make MLP the Fund's top performer for the quarter.

Julius Baer was the 2nd best performer in the quarter. The group largely avoided the mortgage mess that tarnished many other private banks, thus also avoiding the need to raise substantial amounts of capital to comfort its client base. In addition, the group continues to report strong asset flows.

Rounding out the top three contributors was Raymarine, a new holding to the Fund this quarter. Raymarine offers an extensive range of electronic equipment for the leisure boating market. Although the U.S. market has been sluggish, European demand has held up strongly, and Raymarine remains confident that it will meet its full-year growth goals. We started buying Raymarine in October after the stock had dropped more than 40% since the beginning of the year. Since October the stock has bounced back approximately 15%.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Detractors

The U.K. market certainly wasn't immune from the global liquidity issues, with lines queuing outside one of the country's mortgage lenders—Northern Rock. Plummeting consumer confidence, coupled with a retrenchment in lending, has hit almost everything housing and consumer-related. Our U.K. positions were not unscathed in this environment, causing more than 200 bps of underperformance. Shares of Carpetright fell to a 2 1/2 year low after plans to take the company private fell through; weakening credit markets and the inability to secure funding were cited as the causes. In line with reports we've seen from many other U.K. retail companies, JJB Sports suffered as consumers reined in their spending. LSL Property Services was down for the quarter due to a substantial slowdown in the U.K. housing market, which now is at its lowest transaction rate since 1989. Obviously, lending conditions will be tougher in 2008, which will continue to hurt home sales. LSL is well positioned due its relatively clean balance sheet and greater proportion of earnings derived from more stable surveying work. As such, we used the share weakness to add to our position in the quarter.

Share prices of Japanese temporary employment companies have been negatively impacted by scandals and worries of a slowing economy. While Pasona has avoided the scandals and continues to take market share, it has not been able to avoid its share price from being negatively impacted. StaffService Holdings, a competitor to Pasona, was recently acquired for 50% of revenues. This bodes well for Pasona, which currently trades at 20% of revenues, highlighting the tremendous potential for value creation.

Neopost fell 27% in the quarter. The group's share price was under tremendous pressure for what was only a minor earnings surprise—sales missed our estimate by 3% and operating income by 4-5%. The group has benefited greatly from decertification in various markets, and it appears that its U.S. customer base has pulled back on ordering new equipment in 2007 because another round of equipment changes is on the horizon for 2008. Incidentally, Pitney Bowes, Neopost's largest competitor, has also felt the same impact. As this earnings miss appears to suggest only a temporary dislocation, we used the share price decline to more than double our position.

Portfolio Composition

The Fund exited many positions during the quarter as they either reached fair value or for investment opportunities that had more upside, including South China Morning Post, Citizen Holdings, Square Enix, Mainfreight, Kongsberg Automotive, Lotte Confectionary, Sogecable, Medisize, Pargesa, Spectris and Wagon. In addition to Raymarine, we added two other new holdings to the Fund during the quarter: BBA Aviation, a U.K. firm that operates corporate/private jet airports and provides support and after market aircraft services, and Michael Page, a U.K. recruiting firm that we've owned historically.

Geographically, our portfolio weightings have changed slightly over the quarter. Europe and the U.K. have increased and represent approximately 75% of investments, reflecting where we are finding value during these extraordinary times. The majority of the balance excluding cash is invested in the Pacific Rim.

We'd like to thank you, our shareholders, for your continued support. As long-term value investors, we will continue to focus on finding attractive, undervalued foreign companies with management teams focused on building shareholder value.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Chad M. Clark, CFA Portfolio Manager oakex@oakmark.com

December 31, 2007

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

International Diversification—December 31, 2007 (Unaudited)

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2007 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—97.5%
Advertising—1.8%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	378,700	$10,632,202
Aegis Group plc (United Kingdom)	Media Services Provider	2,868,000	6,667,498
			17,299,700
Apparel, Accessories & Luxury Goods—2.5%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	1,704,900	$23,788,978
Automotive Retail—2.2%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	331,300	$20,653,317
Broadcasting & Cable TV—5.9%
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	1,251,800	$32,887,164
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	26,087,500	22,166,881
			55,054,045
Homefurnishing Retail—2.0%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	731,970	$18,984,523
Home Improvement Retail—3.0%
Carpetright plc (United Kingdom)	Carpet Retailer	1,669,500	$28,197,020
Leisure Products—1.3%
Trigano SA (France) Manufacturer and Retailer of Recreational Vehicles and	Garden Equipment	288,587	$12,467,732
Movies & Entertainment—1.0%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	245,241	$9,485,450
Photographic Products—3.5%
Vitec Group plc (United Kingdom)	Photo Equipment & Supplies	2,812,479	$32,692,115
Publishing—3.0%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	148,201	$19,210,030
Daekyo Co., Ltd. (Korea)	Educational Information Service Provider	97,828	9,280,622
			28,490,652

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.5% (cont.)
Specialty Stores—3.0%
JJB Sports plc (United Kingdom)	Sportswear & Sports Equipment Retailer	11,509,700	$28,244,171
Textiles—2.1%
Chargeurs SA (France)	Wool, Textile Production & Trading	790,182	$19,606,272
Household Products—1.9%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	4,007,200	$17,571,090
Packaged Foods & Meats—2.9%
Binggrae Co., Ltd. (Korea) (a)	Dairy Products Manufacturer	481,360	$19,387,075
Alaska Milk Corporation (Philippines)	Milk Producer	56,360,000	7,108,222
			26,495,297
Soft Drinks—1.2%
Britvic Plc (United Kingdom)	Soft Drink Manufacturer & Marketer	1,648,700	$11,334,845
Asset Management & Custody Banks—7.0%
MLP AG (Germany)	Asset Management	2,979,000	$46,740,994
Julius Baer Holding AG (Switzerland)	Asset Management	232,200	19,177,552
			65,918,546
Investment Banking & Brokerage—2.3%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,399,500	$21,824,398
Real Estate Management & Development—3.0%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	8,205,000	$22,824,669
Estavis AG (Germany) (a)	Real Estate Investment Company	267,400	5,436,651
			28,261,320
Reinsurance—3.0%
Benfield Group Ltd. (United Kingdom)	Reinsurance Service Provider	5,049,800	$27,794,049

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.5% (cont.)
Health Care Distributors—1.3%
Amplifon S.p.A. (Italy)	Hearing Aids and Supplies Distributor	2,442,712	$12,380,366
Australian Pharmaceutical Industries Limited (Australia) (a)	Pharmaceutical Products Distributor	243,171	388,957
			12,769,323
Life Sciences Tools & Services—2.3%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	1,116,100	$21,553,748
Pharmaceuticals—0.3%
Santen Pharmaceutical Co., Ltd. (Japan)	Pharmaceuticals	127,300	$3,157,236
Air Freight & Logistics—2.3%
Freightways Limited (New Zealand)	Express Package Services	7,624,568	$21,854,574
Airport Services—0.3%
BBA Aviation PLC (United Kingdom) (a)	Flight Support & Aftermarket Services & Systems Provider	666,100	$2,716,567
Diversified Commercial & Professional Services—0.9%
Cision AB (Sweden) (a)	Business & Communication Intelligence	3,206,700	$8,433,201
Human Resource & Employment Services—4.3%
Pasona Group, Inc. (Japan)	Placement Service Provider	27,030	$25,700,139
Michael Page International plc (United Kingdom)	Recruitment Consultancy Services	2,677,300	15,321,010
			41,021,149
Industrial Conglomerates—3.7%
Tomkins plc (United Kingdom)	International Manufacturing	7,183,800	$25,229,667
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	82,700	6,563,926
Haw Par Corporation Limited (Singapore)	Diversified Operations	620,900	3,062,610
			34,856,203

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—97.5% (cont.)
Industrial Machinery—9.8%
Enodis plc (United Kingdom)	Food Processing Equipment	10,507,650	$33,405,921
Duerr AG (Germany) (a)	Automotive Industry Machinery Manufacturer	624,700	24,244,254
Interpump Group S.p.A. (Italy)	Pump & Piston Manufacturer	2,261,776	23,256,779
Domino Printing Sciences plc (United Kingdom)	Printing Equipment	1,899,100	11,131,860
			92,038,814
Office Services & Supplies—2.7%
Sperian Protection (France) Manufactures Protection Equipment For People In Hazardous Work	Environments	227,418	$25,906,976
Communications Equipment—1.6%
Raymarine PLC (United Kingdom) (a)	Leisure Marine Electronics Products	2,535,457	$14,698,228
Electronic Equipment Manufacturers—2.8%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,499,300	$26,312,715
IT Consulting & Other Services—4.7%
Ementor ASA (Norway) (a)	Management & IT Consulting Services	3,761,000	$28,520,744
Morse PLC (United Kingdom)	IT Consulting & Other Services	11,990,315	15,962,586
			44,483,330
Office Electronics—5.5%
Neopost SA (France)	Mailroom Equipment Supplier	385,189	$39,629,662
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	285,039	11,836,016
			51,465,678
Systems Software—0.7%
Monitise PLC (United Kingdom) (a)	Mobile Banking Service Solutions	24,657,285	$6,736,679

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2007 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—97.5% (cont.)
Construction Materials—1.7%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	354,500	$16,143,207
Total Common Stocks (Cost: $943,759,415)			918,311,148
Short Term Investments—0.2%
Repurchase Agreement—0.2%
State Street Bank and Trust Co. Repurchase Agreement, 4.00% dated 12/31/2007 due 1/2/2008, repurchase price $1,827,070, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 5.328%, with a maturity of 8/15/2036, and with an aggregate market value plus accrued interest of $1,919,178		$1,826,664	$1,826,664
Total Repurchase Agreement (Cost: $1,826,664)			1,826,664
Total Short Term Investments (Cost: $1,826,664)			1,826,664
Total Investments (Cost $945,586,079)—97.7%			$920,137,812
Foreign Currencies (Cost $1,724,521)—0.2%			$1,729,216
Other Assets In Excess Of Other Liabilities—2.1%			19,939,692
Total Net Assets—100%			$941,806,720

(a)  Non-income producing security.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than their original cost. The performance of the Funds does not reflect a 2% redemption fee on shares held by an investor for 90 days or less with the exception of The Oakmark Equity & Income Fund which does not impose a redemption fee. The purpose of the fee is to deter market timers.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Oakmark Global Fund closed to certain new investors as of 12/15/03 and The Oakmark Equity and Income Fund closed to certain new investors as of 5/7/04.

Because The Oakmark Select Fund and The Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The quoted passages are taken from No Bull: My Life In and Out of Markets written by Michael Steinhardt and published by Wiley, 1st edition, September 15, 2001.

  4.  The quoted passage is taken from "Opportunity Amid the Ruins" written by Robin Goldwyn Blumenthal and published by Barron's, December 31, 2007.

  5.  The quoted passages are taken from "The Year 2007 in Review. The Top 10 National Stories" compiled by Robert Manor and published by Chicago Tribune, December 31, 2007.

  6.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

  7.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  11.  Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  12.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  14.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  15.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK FUNDS

Investment Philosophy

All Oakmark managers follow a consistent investment philosophy—to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

Three key tenets of our
investment philosophy:

1  Buy businesses trading at a significant discount
to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think
and act as owners.

Investment Process

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic—such as price-earnings ratio—our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

The Result: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

Who Should Invest

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

How to Use Value Funds
in an Overall Portfolio

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility—and potentially provide more consistent returns over time.

THE OAKMARK FUNDS

The Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

(This page has been intentionally left blank.)

The Oakmark Funds

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Marv R. Rotter
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
Chad M. Clark—Vice President
Richard J. Gorman—Vice President and
  Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or
(617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: January 2008.